Exhibit 3.1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

Notice of Articles

BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: September 11, 2020 12:01 AM Pacific Time

Incorporation Number:          C0778813

Recognition Date and Time: Continued into British Columbia on January 2, 2007 03:00 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

VERSUS SYSTEMS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1558 WEST HASTINGS STREET	1558 WEST HASTINGS STREET
KCHIN@INTREPIDFINANCIAL.CA	KCHIN@INTREPIDFINANCIAL.CA
VANCOUVER BC V6G 3J4	VANCOUVER BC V6G 3J4
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1558 WEST HASTINGS STREET	1558 WEST HASTINGS STREET
KCHIN@INTREPIDFINANCIAL.CA	KCHIN@INTREPIDFINANCIAL.CA
VANCOUVER BC V6G 3J4	VANCOUVER BC V6G 3J4
CANADA	CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
PIERCE, MATTHEW

Mailing Address:	Delivery Address:
3631 VIRGINIA ROAD	3631 VIRGINIA ROAD
LOS ANGELES CA 90016	LOS ANGELES CA 90016
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
TINGLE, BRIAN

Mailing Address:	Delivery Address:
317 - 1922 WEST 7TH	317 - 1922 WEST 7TH
VANCOUVER BC V6J 1T1	VANCOUVER BC V6J 1T1
CANADA	CANADA

Last Name, First Name, Middle Name:
VLASIC, PAUL

Mailing Address:	Delivery Address:
1535 ISLAND LANE	1535 ISLAND LANE
BLOOMFIELD MI 48302	BLOOMFIELD MI 48302
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
GAHAGAN, MICHELLE

Mailing Address:	Delivery Address:
4708 DUNBAR STREET	4708 DUNBAR STREET
VANCOUVER BC V6S 2H1	VANCOUVER BC V6S 2H1
CANADA	CANADA

Last Name, First Name, Middle Name:
Peymani, Keyvan

Mailing Address:	Delivery Address:
26952 GARRET DRIVE	26952 GARRET DRIVE
CALABASAS CA 91301	CALABASAS CA 91301
UNITED STATES	UNITED STATES

Page: 2 of 3

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value

Without Special Rights or
Restrictions attached

2.	No Maximum	CLASS A Shares	Without Par Value

Without Special Rights or
Restrictions attached

Page: 3 of 3